Exhibit 4.4

FINAL FORM

FIRST AMENDMENT TO
INDENTURE AND SECURITY AGREEMENT
([Reg. No.])
Dated as of [●], 2018
between
SPIRIT AIRLINES, INC.,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Loan Trustee

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

FIRST AMENDMENT TO
INDENTURE AND SECURITY AGREEMENT
([REG. NO.])
This FIRST AMENDMENT TO INDENTURE AND SECURITY AGREEMENT ([REG. NO.]), dated as of [●], 2018 (this “First Indenture Amendment”), is made by and between SPIRIT AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Loan Trustee hereunder (together with its permitted successors hereunder, the “Loan Trustee”).
W I T N E S S E T H:
WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Indenture referred to below;
WHEREAS, on the Closing Date, which occurred on [●], 20[●], the Company and the Loan Trustee entered into that certain Indenture and Security Agreement ([Reg. No.]), dated as of [●], 20[●], as supplemented by Indenture Supplement No. 1 thereto, dated [●], 20[●],with respect to one Airbus model [●] aircraft bearing manufacturer’s serial number [●] and United States registration number N[●] and two International Aero Engines AG (IAE) model [●] aircraft engines bearing manufacturer’s serial numbers [●] and [●], respectively, recorded by the FAA on [●], 20[●], and assigned Conveyance No. [●](the “Original Indenture”), pursuant to which, among other things, the Company issued to the Subordination Agent the Series A Equipment Notes and the Series B Equipment Notes, in each case in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to the Original Indenture;
WHEREAS, in connection with the Original Indenture, the Company, the Class A Trustee, the Class B Trustee, the Subordination Agent, the Loan Trustee and WTNA in its individual capacity, entered into that certain Participation Agreement ([Reg. No.]), dated as of [●], 20[●] (the “Original Participation Agreement”), providing for the issuance by the Company of the Series A Equipment Notes and the Series B Equipment Notes secured by a security interest in the Company’s right, title and interest in and to the Aircraft and certain other property described in the Original Indenture (as further described in the Original Indenture, the “Collateral”);
WHEREAS, Section 2.02 of the Original Indenture provides that, subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing (as defined in the First PA Amendment referred to below)), Section 2.02 of the Original Participation Agreement

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing), the Company shall have the option to issue one or more Series of Additional Series Equipment Notes from time to time after the Closing Date;
WHEREAS, the Company now desires to issue an Additional Series Equipment Notes to be designated as “Series C Equipment Notes” (such Additional Series Equipment Notes, the “Series C Equipment Notes”), which Series C Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and the other Collateral;
WHEREAS, concurrently with the execution and delivery of this First Indenture Amendment, the Company, WTNA, as Class A Trustee, Class B Trustee and Class C Trustee (as defined in the First PA Amendment referred to below), the Subordination Agent and the Loan Trustee, and WTNA, in its individual capacity, entered into that certain First Amendment to Participation Agreement ([Reg. No.]), dated as of the date hereof (the “First PA Amendment”), pursuant to which, among other things, Series C Equipment Notes specified in Schedule I to the Indenture and substantially in the form set forth in Section 2.01 of the Indenture will be issued to the Subordination Agent;
WHEREAS, in connection with such issuance of the Series C Equipment Notes and other transactions contemplated by the First PA Amendment, the Company and the Loan Trustee desire to amend the Original Indenture to provide for the Company’s issuance of Series C Equipment Notes on the terms provided herein and therein;
WHEREAS, all things have been done to make the Series C Equipment Notes, when executed by the Company and authenticated and delivered by the Loan Trustee, the valid, binding and enforceable obligations of the Company; and
WHEREAS, all things necessary to make this First Indenture Amendment a legal, valid and binding obligation of the Company have been done and performed and have occurred;
NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
Section 1.01    Issuance of Series C Equipment Notes. The Series C Equipment Notes being issued pursuant to the Indenture shall be dated the date of issuance thereof, and shall be issued with the maturity date and in the original principal amount, and shall bear interest at the applicable Debt Rate, in each case as specified in Schedule I to the Indenture. On the date hereof, each Series C

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Exhibit 4.4

Equipment Note shall be issued to the Subordination Agent on behalf of the Class C Pass Through Trust (as defined in the First PA Amendment) created under the Pass Through Trust Agreement related thereto.
Section 1.02    Series C Equipment Notes Related Provisions. For the avoidance of doubt, the parties hereto agree that, from and after the date hereof, the Series C Equipment Notes being issued as provided herein shall constitute “Series C Equipment Notes” and be included in “Equipment Notes” for all purposes of the Indenture and the other Operative Documents.
Section 1.03    Definitional Provisions.
(a)    For purposes of this First Indenture Amendment, (i) the term “Indenture” means the Original Indenture as amended by this First Indenture Amendment and (ii) the term “Participation Agreement” means the Original Participation Agreement as amended by the First PA Amendment.
(b)    All references in this First Indenture Amendment to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this First Indenture Amendment, unless otherwise specifically stated.
(c)    The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this First Indenture Amendment as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
(d)    Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
(e)    All references in this First Indenture Amendment to a Person shall include successors and permitted assigns of such Person.
ARTICLE II
Section 2.01    Amendment to Section 2.01. Section 2.01 of the Original Indenture is hereby amended as follows:
(a)    The twelfth paragraph of the form of Equipment Notes is deleted in its entirety and replaced with the following (including the footnotes):
“The indebtedness evidenced by this Equipment Note is[,]1 [(i) to the extent and in the manner provided in the Indenture, subordinate and subject in

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[Reg. No.]

Exhibit 4.4

right of payment to the prior payment in full of the Secured Obligations in respect of [Series A Equipment Notes]2 [Series A Equipment Notes and Series B Equipment Notes]3 [Series A Equipment Notes, Series B Equipment Notes and Series C Equipment Notes]4 [Series A Equipment Notes, Series B Equipment Notes, Series C Equipment Notes and [____]5]6, and certain other Secured Obligations, and (ii)]7 to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and this Equipment Note is issued subject to such provisions. The Noteholder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, on such Noteholder’s behalf to take any action necessary or appropriate to effectuate the subordination as provided in the Indenture or the applicable Related Indenture and (c) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, as such Noteholder’s attorney-in-fact for such purpose.
1    To be inserted in the case of a Series A Equipment Note.
2    To be inserted in the case of a Series B Equipment Note.
3    To be inserted in the case of a Series C Equipment Note.

[4]	To be inserted in the case of the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes.

[5]	To insert each Series of Additional Series Equipment Notes that rank senior in priority of payment to the Series of Additional Series Equipment Notes being issued.

[6]
To be inserted in the case of each Series of Additional Series Equipment Notes other than the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes.

[7]	To be inserted in the case of a Series B Equipment Note, a Series C Equipment Note or an Additional Series Equipment Note.”
Section 2.02    Amendment to Section 2.02. Section 2.02 of the Original Indenture is hereby amended as follows:

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Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

(a)    The first paragraph is deleted in its entirety and replaced with the following:
“Section 2.02 Issuance and Terms of Equipment Notes. The Equipment Notes shall be dated the date of issuance thereof, shall be issued in (a) separate Series consisting of Series A Equipment Notes, Series B Equipment Notes, Series C Equipment Notes and one or more Additional Series Equipment Notes (if issued) and (b) the maturities and principal amounts and shall bear interest at the applicable Debt Rates specified in Schedule I. On the date of original issuance thereof, each Equipment Note shall be issued to the Subordination Agent on behalf of each of the Pass Through Trustees for the applicable Pass Through Trust created under the Pass Through Trust Agreements referred to in Schedule II. Subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable, the Company shall have the option after the Class C Issuance Date, from time to time (i) to issue one or more Series of Additional Series Equipment Notes under this Indenture, (ii) to redeem all but not less than all of the Series B Equipment Notes or all but not less than all of the Series C Equipment Notes (or all but not less than all of any Series of Additional Series Equipment Notes) pursuant to, and in accordance with, the provisions of Section 2.11(b) and to issue under this Indenture new Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, the redeemed Equipment Notes, and (iii) following the payment in full of all but not less than all of the Series B Equipment Notes or all but not less than all of the Series C Equipment Notes (or all but not less all of any Series of Additional Series Equipment Notes), to issue new Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, such Equipment Notes that have been paid in full. If new Series B Equipment Notes, new Series C Equipment Notes, Additional Series Equipment Notes or new Additional Series Equipment Notes are issued after the Class C Issuance Date in accordance with the immediately preceding sentence, such Equipment Notes shall be dated the date of original issuance thereof and shall have such maturities, principal amounts and interest rate as specified in an amendment to this Indenture. The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000. For the avoidance of doubt, if the Company shall issue new “Series B Equipment Notes” or new “Series C Equipment Notes” or “Additional Series Equipment Notes” of any Series or new “Additional Series Equipment Note”, in each case under any Related Indenture, the Company may, but shall not be required to, issue, as the case may be, new Series B Equipment Notes or new

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[Reg. No.]

Exhibit 4.4

Series C Equipment Notes or Additional Series Equipment Notes of the same Series or new Additional Series Equipment Notes of the same Series, in each case under this Indenture.”
(b)    The second paragraph is deleted in its entirety and replaced with the following:
“Each Equipment Note shall bear interest at the Debt Rate specified for the applicable Series (calculated on the basis of a year of 360 days comprised of twelve 30-day months), payable in arrears on each Payment Date on the unpaid principal amount thereof from time to time outstanding from the most recent Payment Date to which interest has been paid or duly provided for (or, if no interest has been so paid or provided for, from the date of issuance of such Equipment Note) until such principal amount is paid in full, as further provided in the form of Equipment Note set forth in Section 2.01. The principal amount of each Series A Equipment Note, each Series B Equipment Note and each Series C Equipment Note shall be payable in installments or in a single payment on the Payment Dates set forth in such Equipment Note, each such installment, if any, to be in an amount computed by multiplying the original principal amount of such Equipment Note by the corresponding percentage set forth in Schedule I hereto applicable to such Series, the applicable portion of which shall be attached as Schedule I to such Equipment Note, opposite the Payment Date on which such installment is due. Each Additional Series Equipment Note, if issued, shall be payable in installments or in a single payment as set forth in an amendment to this Indenture, and if payable in installments, such installments shall be calculated as set forth in the preceding sentence. Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest, payable on demand, at the Past Due Rate (and not at the Debt Rate) (calculated on the basis of a year of 360 days comprised of twelve 30‑day months) on any principal amount and (to the extent permitted by applicable law) Make-Whole Amount, if any, interest and any other amounts payable thereunder not paid when due for any period during which the same is overdue, in each case for the period the same is overdue. Amounts shall be overdue under an Equipment Note if not paid in the manner provided therein or in this Indenture when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment hereunder or under any Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date, and if such payment is made on such next

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succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.”
Section 2.03    Amendment to Section 2.11. Section 2.11(b) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:
“(b)     All of the Series B Equipment Notes or all of the Series C Equipment Notes or all of any Series of Additional Series Equipment Notes (or any combination of the foregoing) may be redeemed by the Company upon at least 30 days’ revocable prior written notice to the Loan Trustee and the Noteholders of each Series to be redeemed, and such Series of Equipment Notes being redeemed pursuant to this Section 2.11(b) shall be redeemed in whole at a redemption price equal to 100% of the unpaid principal amount thereof, together with accrued and unpaid interest thereon to (but excluding) the date of redemption and all other Secured Obligations owed or then due and payable to the Noteholders of such Series, plus Make-Whole Amount, if any; provided that:
(i)    no redemption shall be permitted under this Section 2.11(b) unless, simultaneously with such redemption, the Related Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or the Related Series C Equipment Notes (in the case of redemption hereunder of Series C Equipment Notes) or the Related Additional Series Equipment Notes in respect of the Additional Series Equipment Notes being redeemed (in the case of redemption hereunder of any Additional Series Equipment Notes), as the case may be, shall also be redeemed; and
(ii)    if, simultaneously with such redemption, new Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or new Series C Equipment Notes (in the case of redemption hereunder of Series C Equipment Notes) or new Additional Series Equipment Notes of the same Series designation as the Additional Series Equipment Notes being redeemed (in the case of redemption hereunder of Additional Series Equipment Notes), in any such case, having terms that may be the same as or different from those of the redeemed Equipment Notes, are being issued, such new Equipment Notes shall be issued in accordance with Section 2.02 of the Participation Agreement, Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) of the Intercreditor Agreement.”
Section 2.04    Amendment to Section 2.13. Section 2.13(a) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

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Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

“(a)    The indebtedness evidenced by the Series B Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A Equipment Notes, and the Series B Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series C Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A Equipment Notes and the Series B Equipment Notes, and the Series C Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes, if issued, will be, to the extent and in the manner provided in this Indenture (as this Indenture may be amended in connection with any such issuance of such most senior Series of Additional Series Equipment Notes), subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A Equipment Notes, the Series B Equipment Notes and the Series C Equipment Notes, and any such most senior Series of Additional Series Equipment Notes, if issued, shall be issued subject to such provisions. The indebtedness evidenced by any Additional Series Equipment Notes (other than the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes), if issued, will be, to the extent and in the manner provided in this Indenture (as this Indenture may be amended in connection with any such issuance of such Additional Series Equipment Notes), subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A Equipment Notes, the Series B Equipment Notes, the Series C Equipment Notes and each Series of Additional Series Equipment Notes that rank senior in priority of payment to such Additional Series Equipment Notes, and any such Additional Series Equipment Notes, if issued, shall be issued subject to such provisions. The indebtedness evidenced by the Series A Equipment Notes, the Series B Equipment Notes and the Series C Equipment Notes is, and the indebtedness evidenced by any Additional Series Equipment Notes, if issued, will be, to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and the Series A Equipment Notes, the Series B Equipment Notes and the Series C Equipment Notes are, and any Additional Series Equipment Notes shall be, issued subject to such provisions. By acceptance of its Equipment Notes of any Series, each Noteholder of such Series (i) agrees to and shall be bound by such provisions, (ii) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, on such Noteholder’s behalf to take

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Exhibit 4.4

any action necessary or appropriate to effectuate the subordination as provided in this Indenture and the applicable Related Indenture and (iii) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, as such Noteholder’s attorney-in-fact for such purpose.”
Section 2.05    Amendment to Section 3.01. Section 3.01 of the Original Indenture is hereby amended by deleting clauses “third” and “fourth” in their entirety and replacing them with the following clauses “third” and “fourth”, respectively, and adding immediately thereafter the following clause “fifth”:
“third, after giving effect to clause “second” above, so much of such payment remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Equipment Notes shall be distributed to the Noteholders of Series C Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C Equipment Note bears to the aggregate amount of the payments then due under all Series C Equipment Notes;
fourth, after giving effect to clause “third” above (and except as otherwise provided in an amendment to this Indenture pursuant to paragraph (xv) or (xvi) of Section 9.01) so much of such payment remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Additional Series Equipment Notes of a specified Series shall be distributed to the Noteholders of Additional Series Equipment Notes of such Series ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Additional Series Equipment Note of such Series bears to the aggregate amount of the payments then due under all Additional Series Equipment Notes of such Series, provided that this clause “fourth” shall apply to each Series of Additional Series Equipment Notes in order of priority of payment; and
fifth¸ the balance, if any, of such installment remaining thereafter shall be distributed to the Company.”
Section 2.06    Amendment to Section 3.02. Section 3.02 of the Original Indenture is hereby amended by deleting paragraph “(iii)” of clause “second” in its

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Exhibit 4.4

entirety and replacing it with the following paragraph “(iii)” and adding immediately thereafter the following paragraph “(iv)”:
“(iii)    after giving effect to paragraph (ii) above, so much of such payment remaining as is required to pay the amounts specified in paragraph (iii) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series C Equipment Notes; and
(iv)    after giving effect to paragraph (iii) above (and except as otherwise provided in an amendment to this Indenture pursuant to paragraph (xv) or (xvi) of Section 9.01), so much of such payment remaining as is required to pay the amounts specified in paragraph (iv) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of Additional Series Equipment Notes of a specified Series, provided that this paragraph (iv) shall apply to each Series of Additional Series Equipment Notes in order of priority of payment;”
Section 2.07    Amendment to Section 3.03. Section 3.03 of the Original Indenture is hereby amended as follows:
(a)    Clause “third” is deleted in its entirety and replaced with the following:
“third, after giving effect to clause “second” above:
(i)    so much of such payments or amounts remaining as is required to pay in full the aggregate unpaid principal amount of all Series A Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series A Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series A Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Series A Equipment Notes held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Series A Equipment Notes held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;
(ii)    after giving effect to paragraph (i) above, so much of such payments or amounts remaining as is required to pay in full the aggregate unpaid principal amount of all Series B Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured

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Exhibit 4.4

Obligations in respect of the Series B Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series B Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Series B Equipment Notes held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Series B Equipment Notes held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;
(iii)    after giving effect to paragraph (ii) above, so much of such payments or amounts remaining as is required to pay in full the aggregate unpaid principal amount of all Series C Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series C Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series C Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Series C Equipment Notes held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Series C Equipment Notes held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;
(iv)    after giving effect to paragraph (iii) above (and except as otherwise provided in an amendment to this Indenture pursuant to paragraph (xv) or (xvi) of Section 9.01), so much of such payments or amounts remaining as is required to pay in full the aggregate unpaid principal amount of all Additional Series Equipment Notes of a specified Series, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Additional Series Equipment Notes of such Series to the date of distribution, shall be distributed to the Noteholders of Additional Series Equipment Notes of such Series, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Additional Series Equipment Notes of such Series held by each holder thereof plus the accrued but unpaid interest and other amounts

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due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Additional Series Equipment Notes of such Series held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution, provided that this paragraph (iv) shall apply to each Series of Additional Series Equipment Notes in order of priority of payment;
(v)    after giving effect to paragraph (iv) above, so much of such payments or amounts remaining as is required to pay in full the amounts then due and covered by clause “first” of Section 3.03 of each Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the priorities and prorations in such clause “first”;
(vi)    after giving effect to paragraph (v) above, so much of such payments or amounts remaining as is required to pay in full the amounts then due and covered by clause “second” of Section 3.03 of each Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the priorities and prorations in such clause “second”;
(vii)    after giving effect to paragraph (vi) above, so much of such payments or amounts remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series A Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series A Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series A Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series A Equipment Notes issued under all Defaulted Operative Indentures;

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Exhibit 4.4

(viii)    after giving effect to paragraph (vii) above, so much of such payments or amounts remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series B Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series B Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series B Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series B Equipment Notes issued under all Defaulted Operative Indentures;
(ix)    after giving effect to paragraph (viii) above, so much of such payments or amounts remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series C Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series C Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series C Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series C Equipment Notes issued under all Defaulted Operative Indentures;
(x)    after giving effect to paragraph (ix) above (and except as otherwise provided in amendments to the applicable Related Indentures pursuant to paragraph (xv) or (xvi) of Section 9.01 thereof), so much of such payments or amounts remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Additional Series

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Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

Equipment Notes of a specified Series, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Additional Series Equipment Notes of such Series are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Additional Series Equipment Notes of such Series issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Additional Series Equipment Notes of such Series issued under all Defaulted Operative Indentures, provided that this paragraph (x) shall apply to each Series of Additional Series Equipment Notes in order of priority of payment; and
(xi)    after giving effect to paragraph (x) above, if any Related Equipment Note is outstanding, any of such payments or amounts remaining and any invested Permitted Investments shall be held by the Loan Trustee in an Eligible Account in accordance with the provisions of Section 3.07 (and invested as provided in Section 5.06) as additional security for the Related Secured Obligations, and such amounts (and any investment earnings thereon) shall be distributed from time to time in accordance with the foregoing provisions of this clause “third” as and to the extent any such Related Secured Obligation shall at any time and from time to time become due and remain unpaid after the giving of any required notice and the expiration of any applicable grace period; and, upon the payment in full of all such Related Secured Obligations the balance, if any, of any such remaining amounts and investment earnings thereon shall be applied as provided in clause “fourth” of this Section 3.03; and”
Section 2.08    Amendment to Section 9.01. Section 9.01 of the Original Indenture is hereby amended by deleting clauses (xv) and (xvi) thereof in their entirety and replacing it with the following:
“(xv) to provide for the original issuance of Additional Series Equipment Notes of one or more Series (and Related Additional Series Equipment Notes relating thereto) pursuant to clause (i) of the third sentence of Section 2.02 or the issuance of new Series B Equipment Notes (and new Related Series B Equipment Notes), new Series C Equipment Notes (and new Related Series C Equipment Notes) or new Additional Series Equipment Notes of any one or more Series (and new Related Additional Series Equipment Notes relating thereto) pursuant to clause (ii) or (iii), as the case may be, of the third sentence of Section 2.02, and

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

for the issuance of pass through certificates by any pass through trust that acquires any such Additional Series Equipment Notes (and Related Additional Series Equipment Notes), new Series B Equipment Notes (and new Related Series B Equipment Notes), new Series C Equipment Notes (and new Related Series C Equipment Notes) or new Additional Series Equipment Notes (and new Related Additional Series Equipment Notes) and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith or to provide for the priority in payment among different Series of Additional Series Equipment Notes) and to provide for any credit support for any pass through certificates relating to any such Additional Series Equipment Notes (and Related Additional Series Equipment Notes), new Series B Equipment Notes (and new Related Series B Equipment Notes), new Series C Equipment Notes (and new Related Series C Equipment Notes) or new Additional Series Equipment Notes (and new Related Additional Series Equipment Notes) (including, without limitation, to secure claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)); provided that any such Additional Series Equipment Notes, new Series B Equipment Notes, new Series C Equipment Notes or new Additional Series Equipment Notes, as the case may be, are issued in accordance with Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable, and (xvi) to provide for the issuance of “Additional Series Equipment Notes” of one or more Series or new “Series B Equipment Notes” or new “Series C Equipment Notes” or new “Additional Series Equipment Notes” in each case under any or all Related Indentures and other matters incidental or relating thereto.”
ARTICLE III
Section 3.01    Amendment to Schedule I. Schedule I to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule I to this First Indenture Amendment (it being agreed and understood that no amendments are being made to the maturity date, original principal amount, Debt Rate, Make-Whole Spread or amortization schedule of the Series A Equipment Notes or the Series B Equipment Notes).

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

Section 3.02    Amendment to Schedule II. Schedule II to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule II to this First Indenture Amendment.
ARTICLE IV
Section 4.01    Amendment to Annex A. Annex A to the Original Indenture is amended as follows:
(a)    The definition of “Additional Series” or “Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:
“Additional Series” or “Additional Series Equipment Notes” means Equipment Notes issued under the Indenture and designated as a Series (other than “Series A”, “Series B” or “Series C”) thereunder in the principal amounts and maturities and bearing interest as specified in Schedule I to the Indenture amended at the time of original issuance of such Additional Series under the heading for such Series.
(b)    The definition of “Class A Pass Through Trust” is deleted in its entirety and replaced with the following:
“Class A Pass Through Trust” means the Spirit Airlines Pass Through Trust 2015-1A created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2015-1A, dated as of the Original Issuance Date, between the Company and WTNA, as Class A Trustee.
(c)    The definition of “Class B Pass Through Trust” is deleted in its entirety and replaced with the following:
“Class B Pass Through Trust” means the Spirit Airlines Pass Through Trust 2015-1B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2015-1B, dated as of the Original Issuance Date, between the Company and WTNA, as Class B Trustee.
(d)    The definition of “Debt Rate” is deleted in its entirety and replaced with the following:
“Debt Rate” means (i) with respect to any Series of Equipment Notes, the rate per annum specified for the applicable Series as such in Schedule I to

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

the Indenture (as amended, in the case of any Additional Series, new Series B Equipment Notes, new Series C Equipment Notes or new Additional Series issued pursuant to Section 2.02 of the Indenture, at the time of issuance of such Series), and (ii) for any other purpose, with respect to any period, the weighted average interest rate per annum during such period borne by the outstanding Equipment Notes, excluding in each case any interest payable at the Past Due Rate.
(e)    The definition of “Deposit Agreement” is deleted in its entirety and replaced with the following:
“Deposit Agreement” means, subject to Section 5(f) of the Note Purchase Agreement, each of the two Deposit Agreements, dated as of the Original Issuance Date, between the Escrow Agent and the Depositary, which relate to the Class A Pass Through Trust or the Class B Pass Through Trust, respectively; provided that, for purposes of any obligation of the Company, no amendment, modification or supplement to, or substitution or replacement of, any such Deposit Agreement shall be effective unless consented to by the Company.
(f)    The definition of “Escrow Agreement” is deleted in its entirety and replaced with the following:
“Escrow Agreement” means each of the two Escrow and Paying Agent Agreements, dated as of the Original Issuance Date, among the Escrow Agent, the Paying Agent, the Underwriters and the applicable Pass Through Trustee, which relate to the Class A Pass Through Trust or the Class B Pass Through Trust, respectively; provided that, for purposes of any obligation of the Company, no amendment, modification or supplement to, or substitution or replacement of, any such Escrow Agreement shall be effective unless consented to by the Company.
(g)    The definition of “Intercreditor Agreement” is deleted in its entirety and replaced with the following:
“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement (2015-1), dated as of the Class C Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that, for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

Intercreditor Agreement shall be effective unless consented to by the Company.
(h)    The definition of “Issuance Date” is deleted in its entirety.
(i)    The definition of “Make-Whole Spread” is deleted in its entirety and replaced with the following:
“Make-Whole Spread” means, with respect to any Series of Equipment Notes, the percentage specified for the applicable Series as such in Schedule I to the Indenture (as amended, in the case of any Additional Series, new Series B Equipment Notes, new Series C Equipment Notes or new Additional Series issued pursuant to Section 2.02 of the Indenture, at the time of issuance of such Series).
(j)    The definition of “Note Purchase Agreement” is deleted in its entirety and replaced with the following:
“Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Original Issuance Date, among the Company, the Subordination Agent, the Escrow Agent, the Paying Agent, and the Pass Through Trustees under each of the Pass Through Trust Agreements in effect as of the Original Issuance Date, providing for, among other things, the issuance and sale of certain equipment notes and to which the Class C Trustee shall have become a party by means of that certain Joinder to Note Purchase Agreement, dated as of the Class C Issuance Date, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms.
(k)    The definition of “Pass Through Trust” is deleted in its entirety and replaced with the following:
“Pass Through Trust” means each of the three separate grantor trusts that have been created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Documents.
(l)    The definition of “Pass Through Trust Agreement” is deleted in its entirety and replaced with the following:
“Pass Through Trust Agreement” means each of the three separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended,

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

supplemented or otherwise modified from time to time in accordance with its terms.
(m)    The definition of “Related Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:
“Related Additional Series Equipment Note” means, with respect to any particular Series of Additional Series Equipment Notes and as of any date, an “Additional Series Equipment Note”, as defined in each Related Indenture, having the same designation (i.e., “Series D”, “Series E” or the like) as such Series of Additional Series Equipment Notes, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.
(n)    The definition of “Series” is deleted in its entirety and replaced with the following:
“Series” means any series of Equipment Notes, including the Series A Equipment Notes, the Series B Equipment Notes, the Series C Equipment Notes or, if issued, any Additional Series Equipment Notes.

(o)    The following definitions shall be added to Annex A to the Original Indenture in alphabetical order:
“Class C Certificates” means Pass Through Certificates issued by the Class C Pass Through Trust.
“Class C Issuance Date” means [●], 2018.
“Class C Pass Through Trust” means the Spirit Airlines Pass Through Trust 2015-1C created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2015-1C, dated as of the Class C Issuance Date, between the Company and WTNA, as Class C Trustee.
“Class C Trustee” means the trustee for the Class C Pass Through Trust.
“Original Issuance Date” means August 11, 2015.
“Related Series C Equipment Note” means, as of any date, a “Series C Equipment Note”, as defined in each Related Indenture, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

“Series C” or “Series C Equipment Notes” means Equipment Notes issued and designated as “Series C Equipment Notes” under the Indenture, in the original principal amount and maturities as specified in Schedule I to the Indenture under the heading “Series C Equipment Notes” and bearing interest at the Debt Rate for Series C Equipment Notes specified in Schedule I to the Indenture.
ARTICLE V
Section 5.01    Effective Time of Amendments. The amendments to the Original Indenture contemplated hereby and the agreements set forth herein shall be effective as of the time of the Series C Closing.
Section 5.02    Ratification. Except as expressly amended hereby, the Original Indenture shall remain in full force and effect in all respects, and this First Indenture Amendment shall be construed as supplemental to the Original Indenture and shall form a part thereof.
Section 5.03    Severability. To the extent permitted by applicable law, any provision of this First Indenture Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 5.04    No Oral Modification or Continuing Waivers. No terms or provisions of this First Indenture Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Loan Trustee, in compliance with Article IX of the Indenture.
Section 5.05    Successors and Assigns. The terms and provisions contained herein shall bind and inure to the benefit of, and be enforceable by, each of the parties hereto and the successors and permitted assigns of each, all as provided herein and in the Indenture.
Section 5.06    Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
Section 5.07    Counterparts. This First Indenture Amendment may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this First Indenture

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

Amendment including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this First Indenture Amendment, but all of such counterparts together shall constitute one instrument.
Section 5.08    Governing Law. THIS FIRST INDENTURE AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
Section 5.09    Submission to Jurisdiction. Each of the parties hereto, and by acceptance of Equipment Notes, each Noteholder, to the extent it may do so under applicable law, for purposes hereof hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this First Indenture Amendment, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this First Indenture Amendment or the Equipment Notes or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.
[Signature Pages Follow.]

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

IN WITNESS WHEREOF, the parties hereto have caused this First Indenture Amendment to be duly executed by their respective officers thereof duly authorized, as of the date first above written.
SPIRIT AIRLINES, INC.
By:
    Name:
    Title:
WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Loan Trustee
By:
    Name:
    Title:

Signature Page

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

SCHEDULE I
to First Indenture Amendment

DESCRIPTION OF EQUIPMENT NOTES
The information set forth below this text in this Schedule has been intentionally omitted from the FAA filing copy as the parties hereto deem it to contain confidential information.

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

SCHEDULE I
to First Indenture Amendment

DESCRIPTION OF EQUIPMENT NOTES

	Original Principal Amount	Maturity Date
Series A Equipment Notes:	$[●]	April 1, 2028
Series B Equipment Notes:	$[●]	April 1, 2024
Series C Equipment Notes:	$[●]	April 1, 2023
CERTAIN DEFINED TERMS

Defined Term                            Definition

Debt Rate for Series A Equipment Notes            4.100% per annum
Make-Whole Spread for Series A Equipment Notes        0.30%

Debt Rate for Series B Equipment Notes            4.450% per annum
Make-Whole Spread for Series B Equipment Notes        0.50%

Debt Rate for Series C Equipment Notes            [●]% per annum
Make-Whole Spread for Series C Equipment Notes        0.[50]%

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

SCHEDULE I
to First Indenture Amendment (Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Airbus model [●]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid

SERIES B EQUIPMENT NOTES
Airbus model [●]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid

SERIES C EQUIPMENT NOTES
Airbus model [●]
[Reg. No.]

The principal amount of each Series C Equipment Note will be payable in a single payment on the Maturity Date for the Series C Equipment Note set forth on the first page of this Schedule I.

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

SCHEDULE I
to First Indenture Amendment (Cont’d)

EQUIPMENT NOTES AMORTIZATION
The portion of this Schedule appearing below this text is intentionally deleted from the FAA filing counterpart because the parties hereto deem it to contain confidential information.

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]

Exhibit 4.4

SCHEDULE II
to First Indenture Amendment

PASS THROUGH TRUST AGREEMENT AND
PASS THROUGH TRUST SUPPLEMENTS
Pass Through Trust Agreement, dated as of August 11, 2015, between Spirit Airlines, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by Trust Supplement No. 2015-1A, dated as of the Original Issuance Date.
Pass Through Trust Agreement, dated as of August 11, 2015, between Spirit Airlines, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by Trust Supplement No. 2015-1B, dated as of the Original Issuance Date.
Pass Through Trust Agreement, dated as of August 11, 2015, between Spirit Airlines, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by Trust Supplement No. 2015-1C, dated as of the Class C Issuance Date.

First Amendment to
Indenture and Security Agreement (Spirit 2015-1 EETC)
[Reg. No.]